AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
SUPPLEMENT DATED FEBRUARY 28, 2003
TO CERTAIN
VARIABLE UNIVERSAL LIFE INSURANCE POLICY
PROSPECTUSES

          Effective February 28, 2003, American General Life Insurance Company is amending certain of its variable universal life insurance Policy prospectuses for the purpose of describing a change in the availability of the Ayco Growth Fund, the SAFECO RST Equity Portfolio and the SAFECO RST Growth Opportunities Portfolio as investment options under the Policies.

          FIRST, beginning May 1, 2003, the Ayco Growth Fund (the "Ayco Fund") will no longer be offered as an investment option available under the Policies for any transfers into the Ayco Fund, automatic rebalancing, automatic transfer plan (also referred to as dollar cost averaging plan), or new premium allocations by any Policy owner. If any of your Policy accumulation value is currently invested in the Ayco Fund, you may wish to transfer your accumulation value to any other available investment option in your Policy. There will be no charge for a transfer, nor will a transfer count against the free transfers which you are allowed each Policy year. The Ayco Fund was no longer offered for new Policies as of December 31, 2002. Your right to transfer from the Ayco Fund will remain unaffected.

          SECOND, beginning May 1, 2003, the SAFECO RST Equity Portfolio (the "SAFECO Equity Portfolio") and SAFECO RST Growth Opportunities Portfolio (the "SAFECO Growth Portfolio") (each referred to as a "Portfolio") will no longer be offered as investment options available under Policies issued on or after May 1, 2003. The Portfolios will also not be available for any transfers into either of the Portfolios, automatic rebalancing, automatic transfer plan (also referred to as dollar cost averaging plan), or new premium allocations by Policy owners who have not invested in the Portfolio before May 1, 2003. Policy owners who have invested in the SAFECO Equity Portfolio or the SAFECO Growth Portfolio before May 1, 2003 may remain invested in such Portfolio and may continue to use that Portfolio for any purpose allowed under the Policy.

          For a period of time after May 1, 2003, we may provide you with confirmations, statements and other reports which contain the names of these formerly available investment options.